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                                                                EXHIBIT 10.26

             REGISTRATION RIGHTS AND TRANSFER RESTRICTION AGREEMENT

         Effective May 15, 1992, (the "Effective Date"), Vestmark, Inc. (the "Corporation"), a New York corporation with offices at 375 Park Avenue, Suite 1501, New York, New York 10152, RESEARCH CORPORATION TECHNOLOGIES, INC. ("RCT"), A Delaware nonprofit corporation with offices at 6840 East Broadway Boulevard, Tucson, Arizona 85710, THE INDIANA UNIVERSITY FOUNDATION, with offices at Showalter House, Bloomington, Indiana 47402 ("FOUNDATION"), and ARUN SRIVASTAVA, a married man residing in Bloomington, Indiana ("SRIVASTAVA") agree as follows:


                                R E C I T A L S

         A. SRIVASTAVA has made an invention entitled "Safe Vector for Gene Therapy" (the "Invention")

         B. RCT and the Corporation are parties to that certain license agreement made effective May 15, 1992 by which RCT is granting to the Corporation a license to practice under certain patents and patent applications claiming the Invention (the "License Agreement").

         C. In consideration for the license and rights granted by RCT to the Corporation under the License Agreement, the Corporation is issuing to each of RCT, FOUNDATION, and SRIVASTAVA shares of the Corporation's common stock subject to the rights, duties and obligations of the parties under this Agreement.

         D. By way of this Agreement, the parties wish to provide for and evidence their agreement to, rights of RCT, FOUNDATION, and SRIVASTAVA pertaining to the registration of shares of the Corporation's common stock held by such parties and restriction on the transfer of such shares.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises herein contained, the parties hereby agree as follows:

         Definitions.  For purposes of this Agreement, the following terms shall have the meanings set forth below:
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               (a)   "Act" shall mean the Securities Act of 1933, as amended, or any other statute in effect from time to time corresponding to such act.

               (b)   "Capitalization Event:  shall mean the first to occur of
(i) a Terminating Event or (ii) an Equity Receipt Event.

               (c) "Common Shares" shall mean the shares of Common Stock issued to each of RCT, FOUNDATION and SRIVASTAVA as partial consideration for RCT's entering into the License Agreement with the Corporation and includes all securities received by each of RCT, The Foundation and Srivastava as stock dividend, stock split or other recapitalization or similar distribution or in respect of the original shares of common stock issued to such parties.

               (d) "Common Stock" shall mean the Corporation's common stock, $.001 par value per share.

               (e) "Equity Receipt Event" shall mean the receipt by the Corporation of capital contributions (whether as paid-in-capital or surplus) of Two Million Dollars ($2,000,000) in aggregate amount from the date of its incorporation.

               (f) "Fully-Diluted Basis" shall mean, when computing the amount of Common Stock outstanding, including in such computation all Common Stock outstanding assuming that all Options or Convertible Securities have been exercised, converted or exchanged into Common Stock pursuant to the terms of such Options and Convertible Securities, and further including in such computation all contemplated or approved subdivisions or dividends of Common Stock.

               (g) "Holder" shall mean each of RCT, FOUNDATION and SRIVASTAVA and any other person holding Registrable Securities to whom these registration rights have been transferred pursuant to SECTION 12(a) of this Agreement.

               (h) "Percentage Interest" shall mean, in the case of RCT, four percent (4%) of the outstanding shares of Common Stock of the Corporation, determined on a Fully-Diluted Basis, and in the case of each of FOUNDATION and SRIVASTAVA, three percent (3%) of the outstanding shares of Common Stock of the Corporation, determined on a Fully-Diluted Basis.


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               (i)   "Register, "Registered," and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration of ordering of effectiveness of such registration statement.

               (j) "Registrable Securities" shall mean: (1) the Common Shares; and (2) any shares of Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Common Shares.

               (k) "Terminating Event" shall mean the closing of a firm commitment underwritten public offering of the Common Stock pursuant to a registration statement declared effective under the Act pursuant to which closing the Corporation receives aggregate proceeds of at least $10 million and the public offering price of which is at least $10.00 per share of Common Stock (proportionately adjusted for stock splits, stock dividends, reclassification, recapitalizaion and other similar events).

         1.    Nondilution.

               (a) Nondilution Guarantee. If, before a Capitalization Event (as defined below) but while any Holder is the owner of all of the Common Shares, the Corporation issues any shares of Common Stock (or any securities convertible into shares of Common Stock, or option or rights to purchase shares of Common Stock), the Corporation shall concurrently issue to each Holder, without any further consideration, additional shares of Common Stock such as may be necessary for each Holder to continue to own and hold its respective Percentage Interest of the outstanding shares of the Corporation's Common Stock determined on a Fully-Diluted Basis. The foregoing obligation of the Corporation shall not apply to the issuance of shares of Common Stock (or such convertible securities or such options or rights) in connection with a Terminating Event. If a transaction occurs before the occurrence of an Capitalization Event that affects the Percentage Interest of any Holder, the Corporation shall, for each such transaction, issue shares of Common Stock to each Holder in a manner to preserve the rights of each such Holder under this
Section 1 and, if such transaction results in an Equity Receipt Event, the Corporation shall issue shares of Common Stock to each Holder in a manner to preserve the rights of each such Holder under this Section 1 as though (and only up to the point in which) the Corporation received a capital contribution of One Dollar ($1.00) less than the amount




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which would cause the Equity Receipt Event.  All shares of Common Stock issued pursuant to this Section 1 shall be treated as Registrable Securities and Common Shares for all purposes under this Agreement with the same force and effect as the original Common Shares.

               (b) Tax Considerations. Each Holder severally acknowledges that: (i) if required under law, it will recognize compensation income equal to the value of all shares of Common Stock issued to Purchaser under this Section 1; (ii) it will not be entitled to any "gross-up" or other consideration in respect of such compensation; and (iii) such income so recognized will cause purchase to be liable for the payment of income taxes at a time that such Holder may not be permitted or may be unable to sell any of the Stock in order to obtain sufficient funds to pay such tax.

         2.    Registration Rights.

               (a) Piggyback Rights. If, (i) within six (6) years from the effective date of this Agreement and (ii) after the date one (1) year after the date on which securities of the Corporation are first registered in connection with the public offering of such securities, the Corporation proposes to register any of its Common Stock in connection with the public offering of such securities on a form that would also permit the registration of the Registrable Securities, the corporation shall, each such time, promptly give each Holder written notice of such proposal. Upon the written request of any Holder given within twenty (20) days after the receipt of any such notice by the respective Holder, the Corporation shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               (b)   Obligations of the Corporation.  Whenever required under
Section 2(a) to use it best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonable possible:

         (i) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective. For any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation

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shall not be obligated to cause such registration to remain effective for more than ninety (90) days;

         (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

         (iii) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonable request in order to facilitate the disposition of Registrable Securities owned by them; and

         (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities of Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement.

               (c) Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action under this Section 2 that the Holders shall furnish to the Corporation such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonable request and as shall be required in connection with the action to be taken by the Corporation.

               (d) Expenses of Registration. In the case of any registration effected pursuant to Section 3(a), the Corporation shall bear all registration and qualification fees and expenses (excluding underwriters' discounts and commissions), including any additional costs and disbursements of counsel for the Corporation that result from the inclusion of securities held be the Holders in such registration. Each selling Holder shall bear the fees and costs of its own counsel in such registration.

         3.    Indemnification.

               (a) Indemnification by the Corporation. If any Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by law, the Corporation will indemnify, defend and hold harmless each Holder requesting or joining in a registration, any



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underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration. The Corporation shall reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action. The indemnity contained in this Section 3(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement of alleged untrue statement of omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

               (b) Indemnification by the Holders. If any Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, and each agent and any underwriter for the Corporation (within the meaning of the Act) against any losses, claims, damages, or liabilities to which the Corporation or any such director, officer, controlling person, agent, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims,

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damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case only to the extent that such untrue statement or omission or alleged omission was made in such registration statement, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action. The indemnity agreement contained in this Section 3(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action is such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

               (c) Procedures. Promptly after receipt by an indemnified party under this Section 3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, shall relieve, to the extent such failure materially prejudices its ability to defend such action, such indemnifying party of any liability to the indemnified party under this Section 3, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 3.

          4. Reports. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

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               (a)  Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

               (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

               (c) furnish to any Holder, so long as such Holder owns any of the Registrable Securities, upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

          5. Right of First Refusal. Before any shares of Common Shares, or any beneficial interest or other interest therein, may be sold or transferred (including transfer by operation of law) by a Holder ("Offeror"), such shares shall first be offered as follows:

               (a) Offeror shall deliver a notice (the "Notice") to the Corporation and the other Holders stating (i) the number of shares to be sold or transferred (the "Offered Stock"), (ii) his bona fide intention to sell or transfer the Offered Stock, (iii) the per share price for which he proposes to sell or transfer the Offered Stock (the "Offered Price") (in the case of a transfer not involving a sale, Offered Price shall be deemed to be the fair market value of such shares as determined pursuant to Section 6(c) hereof) and the terms of payment of that purchase price and other terms and conditions of transfer or sale (the "Offered Terms and Conditions"), and (iv) the name, address and identification of the proposed purchaser or transferee. If the proposed consideration to be received for the Offered Stock is in a form other than money or an obligation to pay money, the Offered Price will be deemed to be the fair market value of such consideration, as determined in good faith by an independent appraiser appointed by both the Offeror and the Corporation's Board of Directors, divided by the number of shares of Offered Stock. This

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determination shall be final and binding upon all parties and persons claiming under or through them.

               (b) Within thirty (30) days after the receipt of the Notice, the Holders (excluding the Offeror), on a pro-rata basis, may elect to purchase any or all of the Offered Stock at the Offered Price and upon the Offered Terms and Conditions. An election to purchase shall be made by written notice to the Offeror, specifying the number of shares to be purchased.

               (c) In the event that the other Holders elect not to purchase all the Common Shares offered by the Offeror, within sixty (60) days after end of the thirty day period described in Section 5(b) above, the Corporation may elect to purchase any or all of the remaining Offered Stock at the Offered Price and upon the Offered Terms and Conditions. An election to purchase shall be made by written notice to Purchaser, specifying the number of shares to be purchased. The Corporation may freely assign its right of first refusal as set forth in this Section 5 to one or more persons or entities, in whole or in part.

               (d) In the case of a transfer of shares of Stock not involving a sale, the fair market value of the shares shall be determined in good faith by an independent appraiser appointed by both the Offeror and the Corporation's Board of Directors. This determination will final and binding upon all parties and persons claiming under or through them.

               (e) To the extent the Holder or the Corporation (or the Corporation's assignee) does not elect to purchase all of the Offered Stock as provided in subsection (b) or (c) above, Offeror may sell or transfer the remaining Offered Stock to the purchaser or transferee named in the Notice at, in the case of a sale, the Offered Price or at a higher price, provided that such sale or transfer is consummated within five (5) months of the date the Notice was received by the Corporation, and provided, further, that any such sale is in accordance with all the Offered Terms and Conditions and upon the terms and conditions hereof.

               (f)  The rights of the Holders and the Corporation under this
Section 5 shall (i) terminate upon a Terminating Event and (ii) not apply in respect of any sale of any or all of the Common Shares by Offeror as a selling shareholder in an underwritten secondary public offering.

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               (g)  No Holder shall pledge or grant a security interest in any or all of the Common Shares no longer subject to the right of first refusals unless prior thereto the pledgee or secured party delivers to the Corporation a written agreement, in form and substance satisfactory to the Corporation, acknowledging receipt of a copy of this Agreement and unconditionally agreeing that any foreclosure of the pledge or security interest shall be treated as a sale of the Common Shares by a Holder to which all provisions of this Section 5 shall apply.

          6.   Exempt Transfers.

               (a) The provisions of Section 5 hereof shall not apply to a transfer of Common Shares by Holder, either during his lifetime or on death by inter vivos trust, will or intestacy, to his ancestors, descendants or spouse, or any custodian or trustee for the account or benefit of Holder or Holder's ancestors, descendants or spouse; or by involuntary transfers as a result of bankruptcy or legal incapacity of the Holder, or whereby Holder's Common Shares are subject to receivership or court sales; or by permitted transfers pursuant to a change of control of the Corporation either through a Merger, Sale of Substantially all of the Corporation's assets, or Dissolution; provided, that the transferee shall receive and hold such Common Shares subject to the provisions of this Agreement, and there shall be no further transfer of such shares except in accordance herewith. The transferee shall execute a copy of the attached Exhibit A and file the same with the Secretary of the Corporation.

               (b) Holder shall have the right to transfer all or any portion of the Common Shares to a trust established by Holder for the benefit of himself, his spouse or children, without being subject to the provisions of
Section 5 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The trustee shall execute a copy of the attached Exhibit A and file the same with the Secretary of the Corporation.

          7. Legends. All certificates representing the Common Shares shall have endorsed thereon the following legends:

               (a) "The shares represented by this certificate are subject to restrictions upon transfer, including certain options to purchase such shares, set forth in an agreement between the issuer corporation, the registered holder, or his predecessor in interest, and others, a copy of

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which is on file at the principal office of the issuer corporation and will be furnished upon request to such registered holder."

               (b) "The shares represented by this certificate are subject to restrictions upon transfer, including a right of first refusal option in favor of other holders and the issuer corporation, set forth in an agreement between the issuer corporation and certain registered holders, or his predecessor in interest, a copy of which is on file at the principal office of the issuer corporation and will be furnished upon request to such registered holder."

               (c)  All legends required by Section 10 hereof.

          8. Violation Of Transfer Provisions. The Corporation shall not be required (i) to transfer on its books any shares of Common Shares which shall have been sold, transferred, assigned or pledged in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so sold, transferred, assigned or pledged.

          9. Rights as Shareholder. Except as otherwise provided herein, each Holder shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Corporation with respect to the Common Shares.

         10. Securities Laws. Holder represents and warrants to and covenants with the Corporation as follows:

               (a) The Common Shares will be acquired by Holder with his own funds for investment for an indefinite period of time for his own account, not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing, any or all of the Common Shares. Holder does not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell, transfer or grant participation to such person, firm or corporation, with respect to any or all of the Common Shares.

               (b) Holder understands that the Common Shares will not be registered under the Securities Act, in part based upon an exemption from registration predicated on the accuracy and completeness of Holder's representations and warranties


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appearing herein, except as may be otherwise required under this agreement.

               (c) Holder agrees that in no event will he sell, transfer, assign or pledge all or any part of the Common Shares or any interest therein, unless and until (i) he shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and (ii) he shall have furnished the Corporation with an opinion of counsel satisfactory in form and content to the Corporation to the effect that (A) such disposition will not require registration of the Common Shares under the Securities Act or compliance with applicable state securities laws, or (B) appropriate action necessary for compliance with the Securities Act and applicable state securities laws has been taken, or (iii) the Corporation shall have waived, expressly and in writing, its right under clauses (i) and (ii) of this subsection.

               (d) Holder is able to fend for himself in the transactions contemplated by this Agreement relating to his receipt of the Common Shares, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of being a holder of Common Shares, has the ability to bear the economic risks as a holder of Common Shares for an indefinite period of time.


                (e) Holder understands and acknowledges that as a result of the matters described in this Section 10, he will not be permitted to sell, transfer, assign or pledge the Common Shares until they are registered or an exemption from the registration and prospectus delivery requirements of the Securities Act is available to him. There is no assurance that such an exemption from registration will ever be available or that he will ever be able to sell any or all of the Common Shares.

                (f) Promptly after the execution and delivery of This Agreement, Holder shall execute and deliver to the Corporation a letter substantially in the form attached hereto as Exhibit B.

                (g) The Corporation shall not be obligated to sell any of the Common Shares if counsel for the Corporation determines that any applicable registration requirement under the Securities Act or any other applicable requirement of federal or state law has not been met. If counsel for the Corporation does not opine that an exemption from registration is available, no sale of securities shall take place until an

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
opinion from the Holders' counsel is presented in which an exemption from registration is available, provided Holders' counsel is reasonably acceptable to the Corporation.

          11. Distribution of Common Shares. The Common Shares issued to the Holders are done so for consideration for the grant of certain licenses and rights granted by RCT to the Company under the License Agreement. Under that certain invention administration agreement between RCT and the FOUNDATION dated August 20, 1980 as supplemented between that certain memorandum of understanding between RCT and the FOUNDATION made effective October 8, 1985 (collectively the "IAA"), RCT is obligated to distribute to the FOUNDATION a portion of the consideration it receives in connection with the commercialization of invention accepted by RCT under the IAA. The amount and type of consideration that RCT under its commercialization efforts are determined solely at RCT's discretion. Thus, the Company has issued Common Shares to the FOUNDATION and to Srivastava solely at RCT's request in fulfillment of RCT's obligations under the IAA. FOUNDATION and Srivastava, therefore, severally acknowledge and agree that (i) it or he has not relied upon any statement, promise or assurance of the Corporation or RCT (or any representative of the Corporation or RCT) in receiving its allotment of the Common Shares; (ii) its receipt of its allotment of the Common Shares is not based on analysis of the merits or risks of the business of the Corporation but solely in satisfaction of RCT's obligations under the IAA; and (iii) neither FOUNDATION or Srivastava is relying on any analysis by RCT of the merits or risk of the business of the Corporation in receiving its allotment of the Common Shares.

          12.  General Provisions

               (a) No Assignments. Holder shall not transfer, assign or encumber any of his rights, privileges, duties or obligations under this Agreement without the prior written consent of the Corporation, and any attempt to so transfer, assign or encumber shall be void. The registration rights of the Holder under this Agreement may be transferred to any transferee who acquires at least ten percent (10%) of the Holder's Registrable Securities if the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

               (b) Notices. All notices, requests and other communications provided for herein shall be in writing, and shall be deemed to have been made or given: (a) when


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
delivered, if delivered by hand, or sent by telex, facsimile, telegram, telecopier or the like; or (b) on the day following deposit with an overnight courier, if sent via overnight courier; or (c) on the date three (3) days following deposit with the Untied States mail, certified or registered:

            Vestmark, Inc.
            c/o The Castle Group, Ltd.
            375 Park Avenue, Suite 1501
            New York, NY  10152

            Research Corporation Technologies, Inc.
            6840 E. Broadway Blvd.
            Tucson, AZ  85710

            Dr. Arun Srivastava
            Dept. of Microbiology
            Indiana Univ. School of Medicine
            M.S. 255, 635 Barnhill Drive
            Indianapolis, IN  46202

            The Indiana University Foundation
            Showalter House
            Bloomington, Indiana  47402

or at such other address as the party may hereafter specify for such purpose by notice to the other party.

            (c) Standoff Agreement. Holder agrees that, in connection with an initial public offering registered under the Securities Act of shares of equity securities of the Corporation by or on behalf of the Corporation or any security holder, Holder shall not sell or transfer, or offer to sell or transfer, any shares of Common Shares or other equity securities of the Corporation for such time as the managing underwriter of such offering reasonably determines is necessary to effect the underwritten public offering.

            (d) Choice of Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws of conflicts of law) of the State of New York.

            (e) Severability. The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which, in its economic effect, shall be as close as possible to the unenforceable or invalid term or provision.

            (f) Attorneys' Fees. Holder shall pay to the Corporation all fees, costs and expenses incurred by the Corporation in successfully enforcing its rights under this Agreement or any agreement or instrument referred to herein including, without limitation, the fees, costs and expenses of attorneys, accountants and experts, whether or not litigation is instituted, and including such fees, costs and expenses of appeals.

            (g) Successors. All references in this Agreement to the Corporation shall include any and all successors in interest to the Corporation whether by merger, consolidation, sale of all or substantially all assets or otherwise, and this Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the terms herein set forth, shall be binding upon Holder, his heirs, executors, administrators, successors and permitted assigns.

            (h) Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (i) Modification, Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Corporation unless the same shall be in a written instrument signed by an officer of the Corporation on its behalf and such instrument is approved by its Board of Directors. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of either party thereafter to enforce each and every provision hereof in accordance with its terms.

            (j) Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement, and Holder specifically agrees to cooperate affirmatively with the Corporation, to the extent reasonably requested by the Corporation, to enforce the rights of the Corporation and its assignees hereunder.

          (k) Integration. This Agreement, together with the Exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof.

          (l) Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          (m) Gender and Number. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires. Additionally, unless the context requires otherwise, "or" is not exclusive.

          (n) Amendments to Certificate of Incorporation. On or before thirty days after the Effective Date, The Company's Stockholders Board of Directors shall have approved and filed a restated and amended certificate of incorporation reasonably acceptable to RCT which will enable The Company to issue one million shares of Common Stock to the Holders.

          (o)   Corporate Authority.   On or before thirty days after the
Effective Date, The Company will have obtained all of the necessary corporate authority to satisfy all of its obligations under the License Agreement, including and without limitation, the issuance of the Common Shares as required under Subsection 5.1.2 of the License Agreement.

    13.   Arbitration.

          (a) At the option of any party, any and all disputes or controversies, whether of law or fact and of any nature whatsoever arising from or respecting this Agreement, shall be decided by binding arbitration in accordance with the rules and regulations of the American Arbitration Association (the "Association").

          (b) If the parties are unable to agree upon a single arbitrator, the arbitrator shall be a single, independent arbitrator selected by the Association. The Corporation reserves the right to disqualify any individual arbitrator who shall be employed by or affiliated with a competing organization.

           (c) Arbitration shall take place in New York, New York or any other location mutually agreeable to the parties. At the request of any party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrator in secrecy under seal, available for the inspection only of the parties and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The decision of the arbitrator will be final and binding upon the parties hereto and all persons claiming under and through them.

           (d) The fees and expenses of the arbitrator shall be borne equally by the Corporation and Holder.

    13. Certain Tax Matters. Set forth below is a brief summary of certain of the federal income tax consequences of Holder's purchase of the Common Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. EACH HOLDER SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING THE STOCK.

          Holder acknowledges that he has been advised by the Company that Holder will recognize compensation income in an amount equal to the excess, if any, of the fair market value of the Common Shares over the value for the Common Shares as stated in the License Agreement (the "Stated Value"). Unless an election is filed by Holder with the Company and the Internal Revenue Service and, if necessary, the proper state authorities, within 30 days of the purchase of the Common Shares, electing pursuant to Section 83(b) of the Internal
Revenue Code (and similar state tax provisions if applicable) to be taxed currently on the difference between the stated value and the fair market value of the Common Shares on the date of receipt, there will be recognition of taxable income to Holder, measured by the excess, if any, of the fair market value of the Common Shares, at the time the Common Shares becomes vested (i.e., as and when the Purchase Option ceases to apply), over the Purchase Price for the Common Shares. Holder represents that he has consulted with any tax advisor(s) Holder deems advisable in connection with the purchase of the Common Shares or the filing of the Section 83(b) election. A form of Election under
Section 83(b) is attached hereto as Exhibit E.

EACH HOLDER HEREBY ASSUMES ALL THE RESPONSIBILITY FOR FILING SUCH ELECTION, PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE PURCHASE OPTION ON THE STOCK.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed by their respective officers, partners or other representatives, thereunto duly authorized, all as of the day and year first above written.


                                   VESTMARK, INC.

                                   By /s/ Lindsay A. Rosenwald
                                   ---------------------------------------
                        Address:   c/o The Castle Group
                                   375 Park Avenue, Suite 1501
                                   New York, NY 10152

                                   RESEARCH CORPORATION TECHNOLOGIES, INC.
                                   /s/ Gary M. Mussinger
                                   ---------------------------------------
                        Address:   6840 E. Broadway Blvd.
                                   Tucson, AZ 85710

                                   SRIVASTAVA
                                   /s/ Srivastava
                                   ---------------------------------------
                        Address:   Dept. of Microbiology
                                   Indiana Univ. School of Medicine
                                   M. S. 255, 635 Barnhill Drive
                                   Indianapolis, IN 46202

                                   FOUNDATION
                                 /s/ Thomas M. Mc Glass V.P.
                                   ---------------------------------------
                        Address:   Showalter House
                                   Bloomington, Indiana 47402

                               CONSENT OF SPOUSE





          I, Carolyn, the spouse of Arun Srivastava, acknowledge that I have read the Registration Rights and Transfer Restriction Agreement dated as of May 15, 1992 (the "Agreement"), by and between Vestmark, Inc. (the "Corporation") and my spouse, and that I know the contents of the Agreement. I am aware that by the provisions of the Agreement (a) the Corporation has the option to purchase all of the Common Shares (as defined in the Agreement) which my spouse owns pursuant to the Agreement, including any interest I might have therein, upon a Cessation, as defined in and under circumstances set forth in the Agreement, and
(b) certain other restrictions are imposed on the sale or other disposition of the Common Shares.

          I hereby agree to be bound by the Agreement and acknowledge and agree that my interest, if any, in the Common Shares is subject to the Agreement and shall be irrevocably bound by the Agreement, and further understand and agree that any property interest I may have in the Common Shares shall be similarly bound by the Agreement.

          I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the agreement carefully that I waive such right. I am not relying upon any representation or advice from the Corporation or any of its representatives or from any investor or prospective investor (or any attorney for such investor or prospective investor) about the Agreement, its contents or effect or about this Consent, its contents or effect.

Dated: May 12, 1992



                                Carolyn Srivastava




                                /S/ Carolyn Srivastava
                                ----------------------
                                Print Name

                                   EXHIBIT A



                   ACKNOWLEDGMENT OF AN AGREEMENT TO BE BOUND
         BY THE REGISTRATION RIGHTS AND TRANSFER RESTRICTION AGREEMENT
                                    BETWEEN

                                 VESTMARK, INC.
                             a New York corporation
                                      and

                      ------------------------------------

                The undersigned, as transferee of _______ shares of Common Stock of Vestmark, Inc. (the "Corporation") from _______ ("Transferor"), hereby acknowledges that he has read and reviewed the terms of that certain Registration Rights and Transfer Restriction Agreement among the Corporation and Transferor dated as of _______, 199_ and hereby agrees to be bound by the terms and conditions thereof, and of all of the exhibits thereto, as if the undersigned had entered into such Registration Rights and Transfer Restriction Agreement as an original party thereto.

DATED: ________, 199_

                             ---------------------
                             ---------------------
                             ---------------------

                                   EXHIBIT B





                                  May 15, 1992



Vestmark, Inc.
c/o The Castle Group, Ltd.
375 Park Avenue, Suite 1501
New York, NY 10152

Ladies and Gentlemen:

        In connection with the receipt of four hundred thousand (400,000) shares (the "Common Shares") of Common Stock of NEWCO, a New York corporation (the "Corporation"), by the undersigned, Research Corporation Technologies, Inc. ("Receiver") hereby agrees, represents and warrants as follows:

        1.    Purchase Entirely for Own Account.

        Receiver represents and warrants that it is receiving the Common Shares solely for its own account for investment and not with a view to or for sale or distribution of the common Shares or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Common Shares of any portion thereof. Receiver also represents that the entire legal and beneficial interest of the Common Shares Receiver is receiving is being received for, and will be held for, its account only and neither in whole nor in part for any other person.

        2.      Information Concerning Corporation.

        Receiver represents and warrants that it has heretofore received all such information as Receiver deems necessary and appropriate to enable Receiver to evaluate the financial risk inherent in becoming a holder of the Common Shares. Receiver further represents and warrant that it has received satisfactory and complete information about the business and finances of the Corporation in response to all inquiries in respect thereof. Receiver has not, however, relied on any information from, or other statements by, other shareholders of the Corporation who are not officers of the Corporation.

        3.  Economic Risk.

        Receiver represents and warrant that Receiver realizes that Receivers receipt of the Common Shares will be a highly speculative investment and that I am able, without impairing my financial condition, to hold the Common Shares for an indefinite period of time.

        Receiver acknowledges that the Corporation and Receiver have made a good faith attempt to ascertain the fair market value of the Common Shares, but neither the corporation nor any investor in the Corporation (nor any attorney for the Corporation or any such Investor) shall have any liability or other obligation to me if the fair market value of the Common Shares is more or less than the value stated in the License Agreement (the "Stated Value"). Receiver recognizes that there may be serious adverse tax consequences to me if the fair market value of the Common Shares is greater than the price Receiver has paid.

        4.  Restricted Securities.

        I represent and warrant that the Corporation has disclosed to me in writing that:

                a. the sale of the Common Shares that I am purchasing has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Common Shares must be held indefinitely unless a transfer of the Common Shares is subsequently registered under the Act or an exemption from such registration is available;

                b. any share certificates representing the Common
Shares will be stamped with the legends restricting transfer specified in the Registration Rights and Transfer Restriction Agreement between the Corporation and me; and

                c. the Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

        5.  Disposition under Rule 144.

        Receiver represents and warrants that Receiver understands that the shares of the Common Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two (2) years from Receiver's receipt of Common Shares, or (ii) the date Receiver makes payment in full in cash for the Common Shares, and even then will not be available unless (a) a public trading market then exists for the securities of the Corporation, (b) adequate information concerning the Corporation is then available to the public, and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the Common Shares may be made by Receiver only in accordance with such terms and conditions.

        6.  Further Limitations on Disposition.

        Without in any way limiting my representations set forth above, Receiver further agrees that Receiver shall in no event make any disposition of all or any portion of the Common Shares (or any interest therein) that Receiver is receiving unless and until:

                a. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

        b. (i) Receiver shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) Receiver shall have furnished the Corporation with an opinion of my own counsel to the effect that such disposition will not require registration of such shares under the Act or compliance with any applicable state securities laws.

                                Very truly yours,




                                --------------------------------------------
                                RESEARCH CORPORATION TECHNOLOGIES, INC.



ACCEPTED AND AGREED TO:

VESTMARK, INC.


By   /s/
  -----------------------------------

                                   EXHIBIT C




                                  MAY 15, 1992


Vestmark, Inc.
c/o The Castle Group, Ltd.
375 Park Avenue, Suite 1501
New York, NY 10152

Ladies and Gentlemen:

        In connection with the receipt of three hundred thousand (300,000) shares (the "Common Shares") of Common Stock of NEWCO, a New York corporation (the "Corporation"), by the undersigned, Arun Srivastava ("Receiver") hereby agrees, represents and warrants as follows:

        1.  Purchase Entirely for Own Account.

        Receiver represents and warrants that it is receiving the Common Shares solely for its own account for investment and not with a view to or for sale or distribution of the Common Shares or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Common Shares or any portion thereof. Receiver also represents that the entire legal and beneficial interest of the Common Shares Receiver is receiving is being received for, and will be held for, its account only and neither in whole nor in part for any other person.

        2.  Information Concerning Corporation.

        Receiver acknowledges and agrees that (i) it or he has not relied upon any statement, promise or assurance of the Corporation or RCT (or any representative of the Corporation or RCT) in receiving its allotment of the Common Shares; (ii) its receipt of its allotment of the Common Shares is not based on analysis of the merits or risks of the business of the Corporation but solely in satisfaction of RCT's obligations under the IAA; and (iii) Receiver is not relying on any analysis by RCT of the merits or risk of the business of the Corporation in receiving its allotment of the Common Shares.

        3.  Economic Risk.

        Receiver represents and warrant that Receiver realizes that Receivers receipt of the Common Shares will be a highly speculative investment and that I am able, without impairing my financial condition, to hold the Common Shares for an indefinite period of time.

        Receiver acknowledges that the Corporation and Receiver have made a good faith attempt to ascertain and fair market value of the Common Shares, but neither the Corporation nor any investor in the Corporation (nor any attorney for the Corporation or any such Investor) shall have any liability or other obligation to me if the fair market value of the Common Shares is more or less than the value stated in the License Agreement (the "Stated Value"). Receiver recognizes that there may be serious adverse tax consequences to me if the fair market value of the Common Shares is greater than the price Receiver has paid.

        4.  Restricted Securities.

        I represent and warrant that the Corporation has disclosed to me in writing that:

                a. the sale of the Common Shares that I am purchasing has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Common Shares must be held indefinitely unless a transfer of the Common Shares is subsequently registered under the Act or an exemption from such registration is available;

                b. any share certificates representing the Common Shares will be stamped with the legends restricting transfer specified in the Registration Rights and Transfer Restriction Agreement between the Corporation and me; and

                c. the Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

        5.  Disposition under Rule 144.

        Receiver represents and warrants that Receiver understands that the shares of the Common Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two (2) years from Receiver's receipt of Common Shares, or (ii) the date Receiver makes payment in full in cash for the Common Shares, and even then will not be available unless (a) a public trading market then exists for the securities of the Corporation, (b) adequate information concerning the Corporation is then available to the public, and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the Common Shares may be made by Receiver only in accordance with such terms and conditions.

        6.  Further Limitations on Disposition.

        Without in any way limiting my representations set forth above, Receiver further agrees that Receiver shall in no event make any disposition of all or any portion of the Common Shares (or any interest therein) that Receiver is receiving unless and until:

                a. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                b. (i) Receiver shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) Receiver shall have furnished the Corporation with an opinion of my own Counsel to the effect that such disposition will not require registration of such shares under the Act or compliance with any applicable state securities laws, and (iii) such opinion of my counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised me of such concurrence.

                                       Very truly yours,




                                       /s/ Arun Srivastava
                                      --------------------------------
                                       Dr. Arun Srivastava



ACCEPTED AND AGREED TO:

Vestmark, Inc.


By  /s/
  --------------------------

                   [Indiana University Foundation Letterhead]

                                  May 11, 1992

Vestmark, Inc.
c/o The Castle Group, Ltd.
375 Park Avenue, Suite 1501
New York, NY 10152

Ladies and Gentlemen:

        In connection with the receipt of three hundred thousand (300,000) shares (the "Common Shares") of Common Stock of NEWCO, a New York corporation (the "corporation"), by the undersigned, the Indiana University Foundation ("Receiver") hereby agrees, represents and warrants as follows:

        1.  Purchase Entirely for Own Account.

        Receiver represents and warrants that it is receiving the Common Shares solely for its own account for investment and not with a view to or for sale or distribution of the Common Shares or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Common Shares or any portion thereof. Receiver also represents that the entire legal and beneficial interest of the Common Shares Receiver is receiving for, and will be held for, its account only and neither in whole nor in part for any other person.

        2.  Information Concerning Corporation.

        Receiver acknowledges and agrees that (i) it has not relied upon any statement, promise or assurance of the Corporation or RCT (or any representative of the Corporation or RCT) in receiving its allotment of the Common Shares; (ii) its receipt of its allotment of the Common Shares is not based on analysis of the merits or risks of the business of the Corporation but solely in satisfaction of RCT's obligations under the IAA; and (iii) Receiver is not relying on any analysis by RCT of the merits or risk of the business of the Corporation in receiving its allotment of the Common Shares.

        3.  Economic Risk.

        Receiver represents and warrants that Receiver realizes that Receivers receipt of the Common Shares will be a highly speculative investment and that it is able, without impairing my financial condition, to hold the Common Shares for an indefinite period of time.


        Showalter House, Post Office Box 500, Bloomington, Indiana 47402
                        812 855-8311   Fax: 812 855-6956
  Conference Center 241, 850 West Michigan Street, Indianapolis, Indiana 46223
                        317 274-3711   Fax: 317-274-8818
         625 North Michigan Avenue, Suite 500, Chicago, Illinois 60611
                        312 751-5407   Fax: 312 751-2731

Vestmark, Inc.
May 11, 1992 - Page 2


        Receiver acknowledges that the Corporation and Receiver have made a good faith attempt to ascertain the fair-market value of the Common Shares, but neither the Corporation nor any investor in the Corporation (nor any attorney for the Corporation or any such Investor) shall have any liability or other obligation to it if the fair-market value of the Common Shares is more or less than the value stated in the License Agreement (the "Stated Value"). Receiver recognizes that there may be serious adverse tax consequences to it if the fair-market value of the Common Shares is greater than the price Receiver has paid.

        4.  Restricted Securities.

        Receiver represents and warrants that the Corporation has disclosed to it in writing that:

            a. the sale of the Common Shares that it is receiving has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Common Shares must be held indefinitely unless a transfer of the Common Shares is subsequently registered under the Act or an exemption from such registration is available;

            b. any share certificates representing the Common Shares will be stamped with the legends restricting transfer specified in the Registration Rights and Transfer Restriction Agreement between the Corporation and it; and

            c. the Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

        5.  Disposition under Rule 144.

        Receiver represents and warrants that Receiver understands that the shares of the Common Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two (2) years from Receiver's receipt of Common Shares, or (ii) the date Receiver makes payment in full in cash for the Common Shares, and even then will not be available unless
(a) a public trading market then exists for the securities of the Corporation,
(b) adequate information concerning the Corporation is then available to the public, and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the Common Shares may be made by Receiver only in accordance with such terms and conditions.

Vestmark, Inc.
May 11, 1992 - Page Three


        6.  Further Limitations on Disposition.

        Without in any way limiting the representations set forth above, Receiver further agrees that Receiver shall in no event make any disposition of all or any portion of the Common Shares (or any interest therein) that Receiver is receiving unless and until:

            a. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

            b. (i) Receiver shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) Receiver shall have furnished the Corporation with an opinion of its own counsel to the effect that such disposition will not require registration of such shares under the Act or compliance with any applicable state securities laws, and (iii) such opinion of its counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised it of such concurrence.


                                        Very truly yours,

                                        INDIANA UNIVERSITY FOUNDATION

                                        By: /s/ Joseph A. Martin
                                            Vice President-Investments

ACCEPTED AND AGREED TO;

Vestmark, Inc.

By: /s/
    ___________________

                                   EXHIBIT E

                 ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
                 TRANSFER OF PROPERTY PURSUANT TO SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE


        The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

                1.      Name:

                        Address: ____________________________________

                        Social Security No.: ________________________

                2. Description of property with respect to which the election is being made:

                        ___________________________ shares of Common Stock of
NEWCO, a New York corporation (the "Shares").

                3. Date on which property was transferred is ____________________, 199_.

                4.      The taxable year to which this election relates is
__________________________.

                5.      Nature of restrictions to which property is subject:

The shares are subject to restrictions on the transferability of the shares including a prohibition on transfers of invested Shares and a requirement that vested Shares may not be transferred unless they are first offered for sale to other holders and the issuer.

                6. The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $0.001 per share of $ _______________ in aggregate.

                7. A copy of this statement has been furnished to Vestmark, Inc, a New York corporation. A copy of this statement is being filed by the taxpayer with the IRS office at which the taxpayer files his/her respective tax returns within 30 days after taxpayer's acquisition of the property. The taxpayer will attach a copy of this statement to his/her tax returns for the year to which the election relates.


Dated: ____________________, 199_


                                        ___________________________________


                                        ___________________________________

                        AMENDMENT TO REGISTRATION RIGHTS
                       AND TRANSFER RESTRICTION AGREEMENT

        Amendment to Registration Rights and Transfer Restriction Agreement,
dated October   , 1992, among Research Corporation Technologies, Inc. a
Delaware non-profit corporation ("RCT"), Vestmark, Inc., a New York corporation ("Vestmark"), The Indiana University Foundation (the "Foundation") and Arun Srivastava ("Srivastava").

        Reference is made to the Registration Rights and Transfer Restriction Agreement, dated May 15, 1992, among RCT, Vestmark, the Foundation and Srivastava (the "Registration Rights Agreement"). All capitalized but undefined terms stated herein shall have the meanings ascribed to them in the Registration Rights Agreement.

        Each of the parties agrees to Amend the Registration Rights Agreement as follows:

        1.      Amendment to paragraph (d) of the definition section.

        Paragraph (d) of the definition section is hereby amended to read in its entirety as follows:

                (d) "Common Stock" shall mean the Corporation's Class A Common Stock, $.001 par value per share or any shares of the Corporation's capital stock convertible into such Class A Common stock.

        2.      Deletion of Section 12(n).

        Section 12(n) is hereby deleted in its entirety. The effect of this
Section is to hereby waive any obligations of Vestmark pursuant to Section 12(n) of the License Agreement.

        3.      Amendment of Section 12(o).

        Section 12(o) is hereby amended in its entirety to read as follows:

        Corporate Authority. On the effective date of the merger between Avigen, Inc., a Delaware corporation ("Avigen") and the Corporation, Avigen will have obtained all of the necessary corporate authority to satisfy all of its obligations under the License Agreement including and without limitation, the issuance of the Common Shares as required under Subsection 5.1.2 of the License Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers or representatives on the respective dates indicated below to be effective as of the day first written above.

                                        VESTMARK, INC.

                                        By: /s/
                                            _________________________________
                                   Address: c/o The Castle Group
                                            375 Park Avenue, Suite 1501
                                            New York, NY 10152

                                        RESEARCH CORPORATION TECHNOLOGIES, INC.

                                        By: /s/
                                            __________________________________
                                   Address: 6840 E. Broadway Blvd.
                                            Tucson, AZ 85710

                                        SRIVASTAVA

                                        By: /s/ Srivastava
                                            __________________________________
                                   Address: Dept. of Microbiology
                                            Indiana Univ. School of Medicine
                                            M.S. 255, 635 Barnhill Drive
                                            Indianapolis, IN 46202

                                        FOUNDATION

                                        By: /s/ Thomas M. McGlas
                                            __________________________________
                                   Address: Showalter House
                                            Bloomington, IN 47402


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